Exhibit 10.14

Supplement Agreement for Extending Term of Related Party Loan Agreement

This Supplement Agreement ("Agreement") is made and entered into on Jan 1, 2024, between:

SPI Energy Co., Ltd., a Cayman Islands exempted company (“Lender”); and

Solarjuice Technology Inc., a Delaware corporation (“Borrower”), an indirect wholly-owned subsidiary of Lender.

Whereas, the Lender and the Borrower are parties to a certain Intercompany Loan Agreement dated January 1, 2022 (the "Original Agreement");

Whereas, pursuant to the terms of the Original Agreement, the Lender has provided a loan to the Borrower up to an aggregate amount of Dollars ($3,000,000), as amended from time to time;

Whereas, the parties desire to extend the term of the Original Agreement subject to the terms and conditions set forth herein;

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Extension of Term:

The term of the Original Agreement is hereby extended for an additional period commencing from the expiration of the original term until December 31, 2024.

Continuation of Terms:

All terms and conditions of the Original Agreement not specifically modified or amended herein shall remain in full force and effect.

Representations and Warranties:

The Borrower represents and warrants that as of the date of this Agreement, there exists no default or event of default under the Original Agreement, and the Borrower is in compliance with all covenants, terms, and conditions of the Original Agreement.

Governing Law:

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Entire Agreement:

This Agreement, together with the Original Agreement, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

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Counterparts:

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

LENDER:

SPI ENERGY CO., LTD.

By: /s/ Xiaofeng Peng

Name: Xiaofeng Peng

Title: Chief Executive Officer

BORROWER:

Solarjuice Technology Inc

By: /s/ HK Cheong

Name: HK Cheong

Title: Chief Executive Officer

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